UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2017

Genesee & Wyoming Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 West Avenue, Darien, Connecticut		06820
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203-202-8900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation, Retirement of Directors

On February 3, 2017, Genesee & Wyoming Inc. (the "Company") issued a press release announcing that Mortimer B. Fuller III, Chairman of the Board of Directors (the "Board") of the Company, has decided to retire from the Board in connection with the Company’s annual stockholders’ meeting in May 2017. There were no disagreements associated with Mr. Fuller’s decision to retire.

The press release also announced that the Board has appointed Chief Executive Officer, President and Director, John C. Hellmann, as Chairman of the Board and Oivind Lorentzen III as the lead independent director, each effective immediately following Mr. Fuller’s retirement. In connection with Mr. Fuller’s retirement, the size of the Board will be reduced from 11 to 10 directors.

(e) Compensatory Arrangements of Certain Officers

On February 2, 2017, the Compensation Committee (the "Committee") of the Board approved a special retention award for Mr. Hellmann valued at $2,625,729, which is equivalent to three times his base salary. The special retention award will be delivered in the form of restricted stock, vesting in one-third increments on each of the third, fourth and fifth anniversaries of the grant date. In connection with the retention award, the Committee noted that Mr. Hellmann declined to participate in the retention grants made in 2016 to all other executive officers. Given the 29% appreciation of the Company's common stock price during the year ended December 31, 2016, continued exceptional leadership, a strong 2016 CEO performance review, as well as the appointment of Mr. Hellmann as Chairman of the Board following the retirement of Mr. Fuller in May 2017, the Committee believed the timing of the award and retention goal were appropriate.

Item 7.01 Regulation FD Disclosure.

The full text of the press release issued on February 3, 2017 announcing the events described in Item 5.02(b) above is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press release, dated February 3, 2017, announcing the retirement of the Chairman of the Board of Directors, Mortimer B. Fuller III in May 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

February 7, 2017	By:	/s/ Allison M. Fergus

Name: Allison M. Fergus
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated February 3, 2017, announcing the retirement of the Chairman of the Board of Directors, Mortimer B. Fuller III in May 2017.